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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 20, 2003

Regal Cinemas Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-87930	02-0624987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, TN		37918
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 865-922-1123

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        The information furnished under Item 12 of this Form 8-K, including exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 9 as if fully set forth herein.

Item 12. Results of Operations and Financial Condition.

        Representatives of Regal Cinemas Corporation intend to make presentations on November 21, 2003, to those individuals who attend the Credit Suisse First Boston Leveraged Finance Research Media and Telecom Conference relating to the business and financial results of Regal Cinemas. A portion of Regal Cinemas' presentation will include a discussion of certain non-GAAP financial results for the fiscal quarters ended December 26, 2002, March 27, 2003, June 26, 2003 and September 25, 2003, and for the four fiscal quarters ended September 25, 2003. Furnished as Exhibit 99.1 to this Form 8-K is certain financial information for Regal Cinemas, including reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL CINEMAS CORPORATION
Date: November 20, 2003	By:	/s/ PETER B. BRANDOW
	Name:	Peter B. Brandow
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Regal Cinemas Corporation Reconciliations of Non-GAAP Financial Measures

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  Item 9. Regulation FD Disclosure.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index